A. CATHERINE NGO President & Chief Executive Officer SANDLER O’NEILL INVESTOR CONFERENCE March 2016 EXHIBIT 99.1

Forward‐Looking Statements 1 This presentation may contain forward‐looking statements concerning: projections of revenues, income/loss, earnings/loss per share, capital  expenditures, dividends, capital structure, or other financial items, plans and objectives of management for future operations,  future economic  performance, or any of the assumptions underlying or relating to any of the foregoing. Forward‐looking statements can be identified by the fact  that they do not relate strictly to historical or current facts, and may include the words “believes,” “plans,” “intends,” “expects,” “anticipates,”  “forecasts,” “hopes,” “should,” “estimates”, “may”, “will”, “target” or words of similar meaning. While we believe that our forward‐looking  statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and  uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could materially differ from forward‐looking  statements for a variety of reasons, including, but not be limited to: an increase in inventory or adverse conditions in the Hawaii and California real  estate markets and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers  and, as a result, increased loan delinquency rates, deterioration in asset quality, and further losses in our loan portfolio; the impact of local,  national, and international economies and events (including natural disasters such as wildfires, tsunamis, storms and earthquakes) on the  Company’s business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other  markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any further destabilization in  the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in  the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the  periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd‐Frank Wall Street Reform and Consumer  Protection Act, changes in capital standards, other regulatory reform, including but not limited to regulations promulgated by the Consumer  Financial Protection Bureau, government‐sponsored enterprise reform, and any related rules and regulations on our business operations and  competitiveness; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other  governmental inquiries and the results of regulatory examinations or reviews; ability to successfully implement our initiatives to lower our  efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of  Governors of the Federal Reserve System; inflation, interest rate, securities market and monetary fluctuations; negative trends in our market  capitalization and adverse changes in the price of the Company’s common shares; political instability; acts of war or terrorism; changes in  consumer spending, borrowings and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and  procedures; technological changes; changes in the competitive environment among financial holding companies and other financial service  providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company  Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; our ability to attract and retain  skilled employees; changes in our organization (including our management succession), compensation and benefit plans; and our success at  managing the risks involved in the foregoing items. For further information on factors that could cause actual results to materially differ from  forward‐looking statements, please see the Company’s publicly available Securities and Exchange Commission filings, including the Company’s  Form 10‐K for the fiscal year ended December 31, 2015, and, in particular, the discussion of “Risk Factors” set forth therein. The Company does not  update any of its forward‐looking statements except as required by law.

Corporate Profile 2 Founded in 1954 by Japanese‐American veterans  of World War II  Fourth largest financial institution in Hawaii  2011:  $345 million recapitalization, including rights offering  Profitable every quarter since recapitalization  CPF stock price is up ~ 99% from recapitalization price  3Q2013‐4Q2105:  Repurchased $235 million of CPF common stock and paid aggregate cash dividends of $46 million  Today:  NYSE market capitalization of approximately $625 million  Total assets of $5.1 billion  Deposit market share of 11% Source: Market data as of February 29, 2016.

Shareholder Value Drivers 3 Strong Hawaii Market Relationship Banking Growth  Opportunities Asset Quality Improvements Technology & Efficiency  Enhancements Capital Optimization

 Population of 1.4 million (2015)  Eight major islands – Oahu is home to 70% of the state’s total population  Real GDP (2015) $70.8 billion, +2.0% from 2014.  Forecasts expect a 2.3% increase in 2016.  Unemployment rate (2015) 3.2% is below the national unemployment rate of 5.0%  Economy driven primarily by tourism, military & real estate construction industries  2015 was a record year for tourism with 8.6 million visitor arrivals (+4.1% increase from 2014) and $15.3 billion in visitor spending (2.3% increase from 2014). Hawaii at a Glance 4 Source: US Census Bureau, Bureau of Economic Analysis , Bureau of Labor Statistics, Hawaii  Tourism Authority and State of Hawaii Department of Business Economic Development & Tourism

Diversity of Tourism – Visitor Arrivals 5 Source: Hawaii Tourism Authority

6 Source: Department of Labor,  Bureau of Labor Statistics. Note: Data is as December 2015. Consistently Lower Unemployment Rates

7 Source: Honolulu Board of Realtors (December 2015), National Association of Realtors (December 2015, released quarterly). Strong Real Estate Market

Continued Growth and Development  8 1. Residential High‐Rise Condominium Development in Honolulu  Proposed master plan includes 22 new high‐rise towers in Honolulu  Ten developments have completed successful sales and begun construction or have  completed construction over  the past few years. 2. Rail Construction  $5.2+ billion, 20‐mile route.  First section scheduled to be completed in early 2019 and  full route to be in operation by 2021. 3. Modernization of Honolulu International Airport   $1.7 billion effort that began in 2013 and was originally expected to be completed by the  end of 2017 has been extended to 2020. 4. Military Construction  Hawaii was approved for more than $470 million in military construction spending and  infrastructure investment for fiscal year 2016 as part of the National Defense  Authorization Act. 5. International Market Place Redevelopment in Waikiki  $350 million project that started in 2014 to develop 360,000 s.f. mall anchored by Saks  Fifth Avenue store is targeted to open on August 25, 2016. Source: Honolulu Star Advertiser, Hawaii Community Development Authority, Honolulu Rail Transit, Hawaii Airports Modernization,  Pacific Business News.

Hawaii Banking Market Note: Deposit data as of  December 31, 2015.  For consistency, total deposits at the regulated depository level and include domestic  deposits. Source: SNL Financial 9 Total Deposits Market Rank Institution Type Ownership Branches (millions) Share 1 First Hawaiian Bank Bank Private ‐ BNP 62 $14,913 37.8% 2 Bank of Hawaii Bank Public 70 12,470 31.6% 3 American Savings Bank Savings Bank Private ‐ HEI 55 5,068 12.8% 4 Central Pacific Bank Bank Public 36 4,433 11.2% 5 Territorial Savings Bank Savings Bank Public 29 1,472 3.7% 6 Hawaii National Bank Bank Private 14 578 1.5% 7 Finance Factors Bank Private 13 412 1.0% 8 Ohana Pacific Bank Bank Private 2 104 0.3% Market Total 281 $39,450

Kauai  (2) Oahu (28) Maui  (4) Hawaii (2) CPB Branch Positioning ($ millions) December 31, 2015 10 Total Assets $5,131 Total Loans $3,212 Total Deposits $4,433 Total Branches 36

Relationship Banking Growth Opportunities 11  Launched a customer experience initiative to create a competitive advantage and differentiate ourselves from the rest of the market  Identified and focused on select market niches  Established a strategic alliance with a regional bank in Japan to develop more relationships with Japanese businesses and high net worth individuals  Developed additional joint ventures with local real estate companies and developers

Strong Loan Growth 12 Year over year growth of $280 million, or 9.55%.  3‐Year  CAGR of 13.38%.

Core Deposit Franchise 13 $4.4 Billion in Deposits as of 12/31/2015, with  total core deposits at 81%

Total Deposit Cost Advantage 14 Note: National peer group is comprised of publicly traded U.S. banks with total assets between $3 and $5 billion.  Source: SNL Financial

Significantly Reduced NPAs 15 0.32% of Total Assets

Strong Reserve Coverage 16 Note: National peer group is comprised of publicly traded U.S. banks with total assets between $3 and $5 billion.  Source: SNL Financial

Technology & Efficiency Enhancements 17 2014/ 2015 Completed 2016 Underway  Outsourced the Core System – Established a data governance  foundation and a more disciplined IT resource management model.  Outsourced Items Processing – Under declining processing volumes,  converted IP related fixed costs to variable costs.  Implemented Predictive Analytics – Improved customer targeting  and increased direct marketing response rates.  Teller & Sales Branch Automation – Branch platform upgrade  including integrated front to back office image based workflows.  Enterprise Data Warehouse – Centralized, comprehensive store  of all customer, product, channel, transaction, and organizational  information to increase power and results of predictive analytics.  Customer Relationship Management System – Single view of  customer relationship, history and individualized needs assessment.  Mortgage Loan Origination System Conversion– Improve end‐to‐ end workflow and convert into a paperless process.

Targeting Improved Efficiency Ratio 18  Normalize balance sheet composition and net interest income over time  Improve efficiencies by leveraging data warehouse and branch automation  functionalities once deployed  Enhance customer profitability analyses post‐development of CRM and predictive  analytics   Identify staffing and occupancy optimization opportunities through benchmarking  study 60% 80% 100% 120% 140% 160% 2008 2009 2010 2011 2012 2013 2014 2015 Q4 2016 Target Efficiency  Ratio: Mid 60s

Capital Optimization 19  Reinstated quarterly cash dividend of $0.08 per share in 3Q2013.  Increased cash dividend by 25%, 20%, and 17% in 3Q2014, 1Q2015,  4Q2015, respectively.    Aggregate cash dividends of $46 million returned to our  shareholders since 3Q2013  Share repurchase activity to optimize the capital structure  Repurchased over 11 million shares of CPF common stock at a total  cost of $235 million through 4Q2015    Capital ratios remain strong as of 12/31/2015:  Common Equity Tier 1 Capital:  12.79%  Total Risk Based Capital:  15.68%  Tier 1 Risk Based Capital: 14.41%  Tier 1 Leverage Capital:  10.69%

Shareholder Value Drivers 20 Strong Hawaii Market Relationship Banking Growth  Opportunities Asset Quality Improvements Technology & Efficiency  Enhancements Capital Optimization

APPENDIX 21

Financial Highlights 22 ($ in millions) 2015 2014 2013 2012 2011 Balance Sheet (period end data) Loans and leases $3,211.5 $2,932.2 $2,630.6 $2,203.9 $2,064.4 Total assets 5,131.3 4,853.0 4,741.2 4,370.4 4,132.9 Total deposits 4,433.4 4,110.3 3,936.2 3,680.8 3,443.5 Total shareholders' equity 494.6 568.0 660.1 504.8 456.4 Income Statement Net interest income $149.5 $143.4 $133.1 $119.7 $117.8 Provision (credit) for loan & lease losses (15.7) (6.4) (11.3) (18.9) (40.7) Other operating income 39.0 43.8 54.9 55.7 50.2 Other operating expense (excl goodwill) 131.2 132.8 139.5 146.9 172.1 Income taxes (benefit) 27.1 20.3 (112.2) 0.0 0.0 Net income  45.9 40.5 172.1 47.4 36.6 Profitability Return on average assets 0.92% 0.85% 3.73% 1.13% 0.90% Return on avg shareholders' equity 8.91% 6.80% 27.70% 9.81% 9.83% Efficiency ratio 69.61% 70.93% 74.20% 84.19% 102.36% Net interest margin 3.30% 3.32% 3.19% 3.10% 3.09% Capital Adequacy (period end data) Tier 1 leverage capital ratio 10.7% 12.0% 13.7% 14.3% 13.8% Total risk‐based capital ratio 15.7% 18.2% 21.6% 23.8% 24.2% Asset Quality Net loan charge‐offs/avg loans ‐0.16% 0.12% 0.05% 0.32% 1.42% Nonaccrual loans/total loans (period end) 0.44% 1.33% 1.58% 3.60% 6.49% Year Ended December 31,

Loan and Credit Composition 23 ($ in Millions) Balance % Balance % $ % Hawaii Portfolio Residential Mortgage $1,436 45% $1,283 44% $153 12% Commercial Mortgage 643 20% 587 20% 56 10% Commercial & Ind/Leasing 341 11% 290 10% 51 18% Construction 82 3% 111 4% ‐29 ‐26% Consumer & Other 273 8% 254 9% 19 7% Total Hawaii Portfolio $2,775 86% $2,525 86% $250 10% Mainland Portfolio Commercial Mortgage $118 4% $116 4% $2 2% Commercial & Industrial 182 6% 176 6% 6 3% Construction 3 0% 4 0% ‐1 ‐25% Consumer 134 4% 111 4% 23 21% Total Mainland Portfolio $437 14% $407 14% $30 7% Total Loan Portfolio $3,212 100% $2,932 100% $280 10% 12/31/2015 12/31/2014 Change

Nonperforming Portfolio Marked to Market 24 [1] NPA includes nonaccrual loans, loans held for sale, and other real estate owned. [2] Net losses includes charge‐offs, write‐downs, losses on sale, and recoveries to date in respective loan buckets. Note: NPAs are evaluated for impairment on a quarterly basis under ASC 310‐10‐35 (FAS114). ($ in Millions) 12/31/15 NPA  Balance [1] Net Losses  to Date [2] Total UPB Current  Reserves Balance Net  of Reserves Effective  Mark Hawaii Residential Mortgage $8.1 $1.1 $9.2 $0.0 $8.1 88% Commercial Mortgage 7.1 0.8 7.9 0.0 7.1 90% C&I/Leasing 1.0 0.1 1.1 0.0 1.0 91% Construction 0.0 0.0 0.0 0.0 0.0 0% Total Hawaii Portfolio $16.2 $2.0 $18.2 $0.0 $16.2 89% Mainland Commercial Mortgage 0.0 0.0 0.0 0.0 0.0 0% C&I/Leasing 0.0 0.0 0.0 0.0 0.0 0% Total Mainland Portfolio 0.0 0.0 0.0 0.0 0.0 0% Total Nonperforming Assets 16.2 2.0 18.2 0.0 16.2 89%

Net Interest Margin Relatively Stable in 2015 25  2015 NIM stayed  relatively flat from 2014.  Expect NIM to be in the  3.25 t0 3.35% range over  the next couple of  quarters.  Future improvements in  the NIM will result from  continuing to grow the  loan portfolio and  stabilizing the  investment and loan  yields.

CPF Peer Comparison‐ 4Q2015  26 [1] NPA includes nonaccrual loans, loans held for sale, and other real estate owned. Source: SNL Financial. National peer group is comprised of publicly traded U.S. banks with total assets between $3 and $5 billion. Financial data for CPF and National PG as of December 31, 2015.  Market data as of February 29, 2016. Central Pacific  Financial Corp. National PG  Median Total Assets ($mm) 5,131 3,990 TCE/TA (%) 9.51 9.01 Total RBC Ratio (%) 15.68 13.81 ROAA (%) 0.87 1.00 ROATCE (%) 8.8 10.9 Net Interest Margin (%) 3.30 3.54 Efficiency Ratio (%) 67.8 61.7 ALLL/Gross Loans (%) 1.97 1.07 NPAs¹/Total Assets (%) 0.32 1.02 NCOs/Avg. Loans (%) 0.17 0.17 Price/Tang. Book Value (%) 142 143 2016 Est. EPS (x) 13.3 11.2 Current Dividend Yield (%) 2.5 2.3 LTM Dividend Payout Ratio (%) 33.8 32.9 Market Value ($mm) 625 521 Capital Position LTM Profitability Asset Quality Valuation